EXHIBIT 10.66

                  DEALER EQUIPMENT LOAN AND SECURITY AGREEMENT


THIS EQUIPMENT LOAN AND SECURITY AGREEMENT ("AGREEMENT") IS EXECUTED BY AND BETWEEN B & B FLORIDA ENTERPRISES, INC., A FLORIDA CORPORATION, DBA STUART NISSAN ("BORROWER"), AND NISSAN MOTOR ACCEPTANCE CORPORATION, A CALIFORNIA CORPORATION ("NMAC"). IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

1. LOAN. SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT, NMAC AGREES TO MAKE ADVANCES (AS DEFINED BELOW) TO BORROWER (COLLECTIVELY, THE "LOAN") IN AGGREGATE PRINCIPAL AMOUNT NOT IN EXCESS OF $250,000.00. THE PROCEEDS OF THE LOAN MADE HEREUNDER SHALL BE USED SOLELY FOR THE PURCHASE OF EQUIPMENT, MACHINERY AND FURNITURE TO BE USED IN THE OPERATION OF BORROWER'S BUSINESS, AT THAT CERTAIN DEALERSHIP COMMONLY KNOWN AS STUART NISSAN.

     1.1 ADVANCES. AT ANY TIME AND FROM TIME TO TIME FROM NOVEMBER 1, 1995 THROUGH JANUARY 31, 1996 (THE "DRAW PERIOD"), BORROWER MAY SUBMIT WRITTEN REQUESTS TO LENDER FOR DISBURSEMENT OF PROCEEDS OF THE LOAN (EACH SUCH DISBURSEMENT AN "ADVANCE"). EACH REQUEST FOR AN ADVANCE SHALL SPECIFY THE AMOUNT OF THE REQUESTED ADVANCE (WHICH, WHEN ADDED TO THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AS OF THE DATE OF THE REQUESTED ADVANCE, SHALL NOT CAUSE THE AGGREGATE PRINCIPAL BALANCE OF THE LOAN TO EXCEED $250,000), SHALL INCLUDE INSTRUCTIONS FOR WIRING OR OTHERWISE DISBURSING THE ADVANCE, AND SHALL BE ACCOMPANIED BY (A) A BILL OF SALE FOR EACH ITEM OF EQUIPMENT, MACHINERY AND FURNITURE PURCHASED BY BORROWER FOR WHICH BORROWER IS REQUESTING THE ADVANCE AS REIMBURSEMENT, (B) A SIGNED UCC AMENDMENT SATISFACTORY TO LENDER DESCRIBING IN DETAIL (INCLUDING SERIAL NUMBERS) ALL SUCH EQUIPMENT, MACHINERY AND FURNITURE AS ADDITIONAL COLLATERAL (AS DEFINED BELOW), (C) A SIGNED AMENDMENT OF OR ADDITION TO SCHEDULE A ATTACHED HERETO DESCRIBING IN DETAIL (INCLUDING SERIAL NUMBERS) ALL NEW COLLATERAL, AND (D) SUCH OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS AS LENDER MAY REASONABLY REQUEST. ONCE ADVANCED, LOAN PROCEEDS CANNOT BE REPAID AND REBORROWED.

2. PAYMENTS OF INTEREST AND PRINCIPAL. FOR VALUE RECEIVED, BORROWER AGREES TO PAY TO THE ORDER OF NMAC THE TOTAL PRINCIPAL AMOUNT OF $250,000 OR SUCH LESSER SUM AS IS OUTSTANDING HEREUNDER, PLUS INTEREST THEREON AT THE INTEREST RATE DEFINED BELOW.

     2.1 INTEREST. THE LOAN SHALL BEAR INTEREST AT A VARIABLE RATE (THE "INTEREST RATE") THAT IS ONE AND THREE-QUARTERS PERCENT (1.75%) PER ANNUM ABOVE THE PER ANNUM INTEREST RATE FROM TIME TO TIME ANNOUNCED BY A MAJORITY OF THE FOLLOWING NEW YORK CITY BANKS: THE CHASE MANHATTAN BANK, N.A.; CHEMICAL BANK; CITIBANK, N.A.; BANKERS TRUST COMPANY; AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS THEIR RESPECTIVE PRIME RATES (THE "NMAC PRIME RATE"); PROVIDED THAT IF FEWER THAN THREE OF SUCH BANKS HAVE THE SAME RATE IN EFFECT, THE MEDIAN OF THE FIVE RATES SHALL BE THE NMAC PRIME RATE. FOR THE PURPOSES OF COMPUTING THE INTEREST RATE, THE NMAC PRIME RATE IN EFFECT ON THE LAST DAY OF A MONTH SHALL BE DEEMED TO BE SUCH RATE IN EFFECT THROUGHOUT THE SUCCEEDING MONTH. IN NO EVENT SHALL THE INTEREST PROVIDED FOR HEREIN EXCEED THE MAXIMUM PERMITTED BY LAW, WHICH THE PARTIES RECOGNIZE MAY CHANGE FROM TIME TO TIME. THE INTEREST RATE ON THE DATE OF EXECUTION OF THIS AGREEMENT IS 10.50% PER ANNUM.

     2.2 PAYMENTS OF INTEREST AND PRINCIPAL. DURING THE DRAW PERIOD, PAYMENTS OF ACCRUED INTEREST ONLY SHALL BE MADE AS BILLED, BASED UPON THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN AS OF THE LAST DAY OF EACH CALENDAR MONTH. EACH SUCH INTEREST PAYMENT SHALL BE DUE ON THE FIFTEENTH DAY OF EACH CALENDAR MONTH, COMMENCING DECEMBER 15, 1995. THE PRINCIPAL AMOUNT OF THE LOAN BALANCE
OUTSTANDING AS OF THE END OF THE DRAW PERIOD SHALL BE PAYABLE IN 59 EQUAL, SUCCESSIVE MONTHLY INSTALLMENTS OF PRINCIPAL (CALCULATED ON THE BASIS OF A 60-MONTH AMORTIZATION PERIOD), PLUS ACCRUED INTEREST (COLLECTIVELY, THE "MONTHLY INSTALLMENTS"), PLUS ONE FINAL PAYMENT OF THE OUTSTANDING BALANCE OF ALL PRINCIPAL AND ACCRUED INTEREST, PLUS ANY COSTS, FEES AND CHARGES THEN DUE AND UNPAID (THE "FINAL PAYMENT"). MONTHLY INSTALLMENTS SHALL BE DUE AND PAYABLE AS BILLED ON THE FIFTEENTH OF EACH MONTH, BEGINNING ON FEBRUARY 15, 1996. THE FINAL PAYMENT SHALL BE DUE AND PAYABLE AS BILLED ON JANUARY 15, 2001.

3. GRANT OF SECURITY INTEREST. AS SECURITY FOR THE PROMPT PAYMENT OF THE LOAN AND ANY EXTENSIONS, RENEWALS OR AMENDMENTS THEREOF, AND THE PAYMENT AND PERFORMANCE OF ALL OTHER OBLIGATIONS OF BORROWER TO NMAC UNDER THIS AGREEMENT, INCLUDING OBLIGATIONS OF PERFORMANCE AS WELL AS OBLIGATIONS OF PAYMENT, BORROWER HEREBY ASSIGNS AND PLEDGES TO NMAC, AND GRANTS TO NMAC A SECURITY INTEREST IN THE PROPERTY DESCRIBED IN SCHEDULE A ATTACHED HERETO, AND IN ANY AMENDMENTS OR ADDITIONS TO SUCH SCHEDULE A, TOGETHER WITH ALL PRESENT AND FUTURE ATTACHMENTS AND ACCESSORIES TO SUCH PROPERTY AND REPLACEMENTS AND PROCEEDS THEREOF, INCLUDING AMOUNTS PAYABLE UNDER ANY INSURANCE POLICIES PERTAINING TO SUCH
PROPERTY (ALL OF WHICH ARE HEREAFTER REFERRED TO COLLECTIVELY AS THE "COLLATERAL").

4. REPRESENTATIONS AND WARRANTIES. BORROWER HEREBY REPRESENTS AND WARRANTS THAT:

     4.1 THE COLLATERAL DOES NOT COMPRISE A PART OF BORROWER'S INVENTORY AND IT WILL ONLY BE USED BY BORROWER IN BORROWER'S BUSINESS AND WILL NOT BE HELD FOR SALE OR LEASE, OR REMOVED FROM THE PREMISES WHERE PRESENTLY LOCATED, OR OTHERWISE DISPOSED OF BY BORROWER WITHOUT NMAC'S PRIOR WRITTEN CONSENT.

     4.2 THE LIEN AND SECURITY INTEREST GRANTED TO NMAC IN THE COLLATERAL CONSTITUTES AND SHALL AT ALL TIMES CONSTITUTE A FIRST LIEN THEREON; BORROWER IS THE ABSOLUTE OWNER OF THE COLLATERAL WITH FULL RIGHT TO PLEDGE, SELL, TRANSFER AND CREATE A SECURITY INTEREST IN THE SAME, FREE AND CLEAR OF ANY AND ALL CLAIMS, ENCUMBRANCES AND ADVERSE INTERESTS; AND BORROWER WILL FOREVER WARRANT AND, AT NMAC'S REQUEST, DEFEND THE SAME FROM ALL CLAIMS AND DEMANDS OF ALL OTHER PERSONS

     4.3 BORROWER HAS FULL AUTHORITY TO ENTER INTO THIS AGREEMENT AND IN SO DOING IS NOT VIOLATING ANY LAW OR REGULATION, OR AGREEMENT WITH THIRD PARTIES, AND BORROWER HAS TAKEN ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE TO MAKE THIS AGREEMENT BINDING UPON IT; AND

     4.4 ALL INFORMATION HERETOFORE, HEREIN OR HEREAFTER SUPPLIED TO NMAC BY OR ON BEHALF OF BORROWER WITH RESPECT TO THE COLLATERAL IS TRUE AND CORRECT.

5.       COVENANTS BY BORROWER.

     5.1 BORROWER AGREES: (A) TO MAINTAIN THE COLLATERAL IN GOOD CONDITION AND REPAIR AND TO TAKE ALL OTHER ACTION THAT MAY BE NECESSARY TO MAINTAIN, PRESERVE AND PROTECT THE COLLATERAL, (B) NOT TO SELL, LEASE OR OTHERWISE TRANSFER OR DISPOSE OF ALL OR ANY PART OF THE COLLATERAL OR ANY INTEREST THEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF NMAC; (C) NOT TO CREATE, INCUR OR PERMIT TO EXIST ANY SECURITY INTEREST, LIEN OR OTHER ENCUMBRANCE UPON ALL OR ANY PART OF THE COLLATERAL, OR ANY INTEREST THEREIN, EXCEPT IN FAVOR OF NMAC; (D) WITHOUT THE PRIOR WRITTEN CONSENT OF NMAC, REMOVE ALL OR ANY PART OF THE COLLATERAL FROM THE PREMISES WHERE PRESENTLY LOCATED.

     5.2 BORROWER AGREES TO COMPLY WITH ALL LAWS AND REGULATIONS APPLICABLE TO THE COLLATERAL OR ANY PART THEREOF OR TO THE OPERATION OF BORROWER'S BUSINESS.

     5.3 BORROWER AGREES TO MAINTAIN INSURANCE, WITH SUCH INSURANCE COMPANIES, IN SUCH AMOUNTS AND COVERING SUCH RISKS AS ARE AT ALL TIMES SATISFACTORY TO NMAC. ALL POLICIES COVERING THE COLLATERAL ARE TO BE MADE PAYABLE TO NMAC, IN CASE OF LOSS, UNDER A STANDARD NON-CONTRIBUTORY "LENDER'S" OR "SECURED PARTY" CLAUSE.

     5.4 AS SOON AS PRACTICABLE, AND IN ANY EVENT WITHIN TEN (10) DAYS, BORROWER SHALL NOTIFY NMAC OF: (A) ANY ATTACHMENT OR OTHER LEGAL PROCESS LEVIED AGAINST ANY OF THE COLLATERAL; (B) ANY SUBSTANTIAL CHANGE IN THE COLLATERAL OR OF THE OCCURRENCE OF ANY EVENT WHICH MAY IN ANY MANNER MATERIALLY AND ADVERSELY AFFECT THE VALUE OF THE COLLATERAL OR THE RIGHTS AND REMEDIES OF NMAC WITH RESPECT THERETO; AND (C) THE REMOVAL OF ANY OF THE COLLATERAL TO A NEW LOCATION OTHER THAN THE DEALERSHIP ADDRESS. ANY NOTICE DELIVERED PURSUANT TO THIS SECTION 5.4 SHALL SET FORTH THE NATURE OF SUCH EVENT AND THE ACTION WHICH BORROWER PROPOSES TO TAKE WITH RESPECT THERETO.

     5.5 IN THE EVENT THAT BORROWER FAILS TO PERFORM ANY OBLIGATION SET FORTH HEREIN, NMAC MAY, BUT SHALL NOT BE OBLIGATED TO, PERFORM THE SAME, AND THE COST THEREOF SHALL BE PAYABLE BY BORROWER TO NMAC ON DEMAND AND SHALL BEAR INTEREST AT THE INTEREST RATE.

6. EVENTS OF DEFAULT. THE OCCURRENCE OF ANY OF THE FOLLOWING SHALL CONSTITUTE AN "EVENT OF DEFAULT" HEREUNDER:

     6.1 BORROWER FAILS TO MAKE ANY PAYMENT WHEN DUE, OR FAILS TO PERFORM ANY OBLIGATION, UNDER THIS AGREEMENT OR UNDER ANY OTHER INDEBTEDNESS TO NMAC, AND SUCH FAILURE REMAINS UNCURED FOR TEN (10) BUSINESS DAYS OR MORE AFTER WRITTEN NOTICE THAT SUCH PAYMENT WAS NOT MADE OR SUCH OBLIGATION WAS NOT PERFORMED; OR

     6.2 ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT PROVES TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN MADE; OR

     6.3 BORROWER OR ANY GUARANTOR IS DISSOLVED, LIQUIDATED OR TERMINATED, OR ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF BORROWER OR ANY GUARANTOR ARE SOLD OR OTHERWISE TRANSFERRED WITHOUT NMAC'S PRIOR WRITTEN CONSENT; OR

     6.4 BORROWER OR ANY GUARANTOR IS THE SUBJECT OF AN ORDER FOR RELIEF BY A BANKRUPTCY COURT, OR IS UNABLE OR ADMITS ITS INABILITY TO PAY ITS DEBTS AS THEY MATURE, OR MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR BORROWER OR ANY GUARANTOR APPLIES FOR OR CONSENTS TO THE APPOINTMENT OF ANY RECEIVER, TRUSTEE, CUSTODIAN, CONSERVATOR, LIQUIDATOR, REHABILITATOR OR SIMILAR OFFICER FOR IT OR ANY PART OF ITS PROPERTY; OR ANY RECEIVER, TRUSTEE, CUSTODIAN, CONSERVATOR,
LIQUIDATOR, REHABILITATOR OR SIMILAR OFFICER IS APPOINTED WITHOUT THE APPLICATION OR CONSENT OF BORROWER OR ANY GUARANTOR, AS THE CASE MAY BE, AND THE APPOINTMENT CONTINUES UNDISCHARGED AND UNSTAYED FOR 60 OR MORE DAYS.

7. ACCELERATION AND OTHER REMEDIES. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, NMAC MAY, AT ITS OPTION AND IN ITS ABSOLUTE DISCRETION, WITH OR WITHOUT FURTHER NOTICE TO BORROWER, DO ANY OR ALL OF THE FOLLOWING:

     7.1 BY WRITTEN NOTICE TO BORROWER, DECLARE THE PRINCIPAL OF THE NOTE AND ALL OTHER AMOUNTS OWING UNDER THIS AGREEMENT, TOGETHER WITH ALL ACCRUED INTEREST AND OTHER AMOUNTS OWING IN CONNECTION THEREWITH, TO BE IMMEDIATELY DUE AND PAYABLE, REGARDLESS OF ANY OTHER SPECIFIED DUE DATE;

     7.2 TERMINATE ALL COMMITMENTS TO MAKE LOANS OR OTHERWISE EXTEND OR CONTINUE CREDIT TO BORROWER;

     7.3 FORECLOSE OR OTHERWISE ENFORCE THE SECURITY INTERESTS CREATED UNDER THIS AGREEMENT IN ANY MANNER PERMITTED BY LAW;

     7.4 SELL, ASSIGN, LEASE, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE COLLATERAL AT ONE OR MORE PUBLIC OR PRIVATE SALES, IN LOTS OR IN BULK, FOR CASH, ON CREDIT OR OTHERWISE, WITH OR WITHOUT REPRESENTATIONS OR WARRANTIES, AND UPON SUCH TERMS AND IN SUCH MANNER AS NMAC SHALL DETERMINE IN THE EXERCISE OF ITS SOLE AND ABSOLUTE DISCRETION;

     7.5 ENTER ANY PREMISES  WHERE ANY COLLATERAL MAY BE LOCATED FOR THE PURPOSE
OF  SECURING,  PROTECTING,  INVENTORYING,   APPRAISING,  INSPECTING,  REPAIRING,
PRESERVING, STORING OR TAKING POSSESSION OF SUCH COLLATERAL;

     7.6 TAKE POSSESSION OF ANY OR ALL COLLATERAL AND TO REMOVE FROM ANY PREMISES WHERE ANY COLLATERAL MAY BE LOCATED THE COLLATERAL AND ANY AND ALL DOCUMENTS, INSTRUMENTS, FILES AND RECORDS RELATING TO THE COLLATERAL;

     7.7 REQUIRE BORROWER TO ASSEMBLE THE COLLATERAL AND MAKE IT AVAILABLE TO NMAC AT SUCH PLACES AS NMAC MAY DESIGNATE;

     7.8 EXERCISE ANY AND ALL OTHER RIGHTS AND REMEDIES THAT NMAC MAY HAVE IN ANY JURISDICTION WHERE ENFORCEMENT OF THIS AGREEMENT IS SOUGHT, INCLUDING, WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES OF A SECURED PARTY UNDER ANY APPLICABLE UNIFORM COMMERCIAL CODE.

BORROWER EXPRESSLY WAIVES ANY RIGHT TO DIRECT THE ORDER AND MANNER OF SALE OF ANY COLLATERAL. NMAC OR ANY PERSON ON NMAC'S BEHALF MAY BID AND PURCHASE AT ANY SUCH SALE OR OTHER DISPOSITION. BORROWER AND ANY OTHER PERSON THEN OBLIGATED THEREFOR SHALL PAY TO NMAC ON DEMAND ANY DEFICIENCY WITH REGARD THERETO WHICH MAY REMAIN AFTER SUCH SALE, DISPOSITION, COLLECTION OR LIQUIDATION OF THE COLLATERAL. NMAC WILL SEND OR OTHERWISE MAKE AVAILABLE TO BORROWER REASONABLE NOTICE OF THE TIME AND PLACE OF ANY PUBLIC SALE THEREOF OR OF THE TIME ON OR AFTER WHICH ANY PRIVATE SALE THEREOF IS TO BE MADE. THE REQUIREMENT OF SENDING REASONABLE NOTICE CONCLUSIVELY SHALL BE MET IF SUCH NOTICE IS MAILED, FIRST CLASS MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, OR DELIVERED OR OTHERWISE SENT TO BORROWER, AT LEAST FIVE (5) BUSINESS DAYS BEFORE THE DATE OF THE SALE. BORROWER EXPRESSLY WAIVES ANY RIGHT TO RECEIVE NOTICE OF ANY PUBLIC OR PRIVATE SALE OF ANY COLLATERAL OR OTHER SECURITY EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS PARAGRAPH.

UPON CONSUMMATION OF ANY SALE OF COLLATERAL HEREUNDER, NMAC SHALL HAVE THE RIGHT TO ASSIGN, TRANSFER AND DELIVER TO THE PURCHASER OR PURCHASERS THEREOF THE
COLLATERAL SO SOLD. EACH SUCH PURCHASER AT ANY SUCH SALE SHALL HOLD THE COLLATERAL SO SOLD ABSOLUTELY FREE FROM ANY CLAIM OR RIGHT UPON THE PART OF BORROWER OR ANY OTHER PERSON, AND BORROWER HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHTS OF REDEMPTION, STAY AND APPRAISAL WHICH IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED.

8. APPLICATION OF PROCEEDS. THE NET CASH PROCEEDS RESULTING FROM ANY COLLECTION, LIQUIDATION, SALE OR OTHER DISPOSITION OF THE COLLATERAL BY NMAC SHALL BE APPLIED FIRST TO THE EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF RETAKING, HOLDING, STORING, PROCESSING, PREPARING FOR SALE, SELLING, COLLECTING, LIQUIDATING AND THE LIKE, AND THEN TO PRINCIPAL AND INTEREST ON THE LOAN, WITH ANY SURPLUS PROCEEDS SUBJECT TO APPLICATION AS NMAC MAY IN ITS SOLE DISCRETION DETERMINE.

9. CUMULATIVE REMEDIES/NO WAIVER. NMAC'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT ARE CUMULATIVE AND IN ADDITION TO ALL RIGHTS AND REMEDIES PROVIDED BY LAW FROM TIME TO TIME. NMAC SHALL HAVE THE RIGHT TO ENFORCE ONE OR MORE OF ITS REMEDIES SUCCESSIVELY OR CONCURRENTLY. NMAC'S CONSENT TO OR APPROVAL OF ANY ACT BY BORROWER REQUIRING FURTHER CONSENT OR APPROVAL SHALL NOT BE DEEMED TO WAIVE OR RENDER UNNECESSARY NMAC'S CONSENT TO OR APPROVAL OF ANY SUBSEQUENT ACT.

10. COSTS AND EXPENSES. BORROWER SHALL REIMBURSE NMAC ON DEMAND FOR ALL COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY NMAC IN CONNECTION WITH THE NEGOTIATION, PREPARATION, ADMINISTRATION AND ENFORCEMENT OF THIS AGREEMENT, REGARDLESS OF WHETHER ANY SUIT IS FILED, INCLUDING, WITHOUT LIMITATION, ALL COSTS AND EXPENSES INCURRED IN CHECKING, RETAKING, HOLDING, HANDLING, PREPARING FOR SALE AND SELLING OR OTHERWISE DISPOSING OF ALL OR ANY PART OF THE COLLATERAL. SUCH REIMBURSEMENT OBLIGATIONS SHALL BEAR INTEREST AT THE INTEREST RATE.

11. MISCELLANEOUS WAIVERS. THE OBLIGATIONS OF BORROWER ARE JOINT AND SEVERAL. PRESENTMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR AND NOTICE OF NONPAYMENT ARE WAIVED WITH RESPECT TO ANY PROCEEDS TO WHICH NMAC IS ENTITLED HEREUNDER.

12.  SUCCESSORS AND ASSIGNS.  THIS  AGREEMENT  SHALL BIND AND SHALL INURE TO THE
BENEFIT   OF  NMAC,   BORROWER,   AND   THEIR   RESPECTIVE   HEIRS,   EXECUTORS,
ADMINISTRATORS, SUCCESSORS AND ASSIGNS.

13. NOTICES. ALL NOTICES, DEMANDS, APPROVALS AND OTHER COMMUNICATIONS PROVIDED FOR HEREIN SHALL BE IN WRITING AND SHALL BE PERSONALLY DELIVERED OR MAILED BY UNITED STATES MAIL, AS CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT THE ADDRESS FOR SUCH PARTY SET FORTH IN THE FIRST PARAGRAPH OF THIS AGREEMENT. ADDRESSES FOR NOTICE MAY BE CHANGED FROM TIME TO TIME BY WRITTEN NOTICE TO ALL OTHER PARTIES GIVEN IN ACCORDANCE HEREWITH. ALL COMMUNICATIONS SHALL BE EFFECTIVE WHEN ACTUALLY RECEIVED; PROVIDED, HOWEVER, THAT NONRECEIPT OF ANY COMMUNICATION AS A RESULT OF A CHANGE OF ADDRESS AS TO WHICH THE SENDING PARTY WAS NOTIFIED OR AS A RESULT OF A REFUSAL TO ACCEPT DELIVERY, SHALL BE DEEMED RECEIPT OF SUCH COMMUNICATION.

14. MISCELLANEOUS. TIME IS OF THE ESSENCE. BORROWER'S REIMBURSEMENT OBLIGATIONS UNDER THIS AGREEMENT, ALTHOUGH PART OF THE PRINCIPAL BALANCE DUE HEREUNDER AND UNDER THE NOTE, SHALL NOT BE GOVERNED BY ANY PRINCIPAL REPAYMENT PROVISIONS SET FORTH HEREIN BUT SHALL INSTEAD BE DUE AND PAYABLE ON DEMAND. THIS AGREEMENT, TOGETHER WITH ANY AND ALL OTHER DOCUMENTS REFERRED TO HEREIN, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN NMAC AND BORROWER PERTAINING TO THE SUBJECT MATTER CONTAINED HEREIN. THIS AGREEMENT MAY NOT BE AMENDED, CHANGED, MODIFIED, ALTERED OR TERMINATED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY NMAC AND BORROWER. NEITHER NMAC NOR BORROWER MAY WAIVE ANY RIGHT HEREUNDER EXCEPT BY A SIGNED WRITTEN INSTRUMENT. IN THE EVENT ANY PROVISION OF THIS AGREEMENT IS HELD INVALID OR UNENFORCEABLE BY ANY COURT OF COMPETENT JURISDICTION, SUCH HOLDING SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE ANY OTHER PROVISION HEREOF. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE WHERE THE BORROWER IS LOCATED. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, AND ALL OF WHICH SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

IN WITNESS WHEREOF, BORROWER AND NMAC HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AS THIS 12TH DAY OF OCTOBER, 1995.

"BORROWER":

B & B FLORIDA ENTERPRISES, INC.,
A FLORIDA CORPORATION, DBA STUART NISSAN

BY:  /S/ THOMAS DERITA, JR.
---------------------------
THOMAS DERITA, JR., PRESIDENT

ADDRESS:

BEFORE 1/1/96:                      AFTER 1/1/96:

2755 S. FEDERAL HIGHWAY             4313 S. FEDERAL HIGHWAY
STUART, FLORIDA 34994               STUART, FLORIDA 34997


"NMAC":

NISSAN MOTOR ACCEPTANCE CORPORATION,
A CALIFORNIA CORPORATION


BY:  /S/ JOHN A. FRENCH
-----------------------
JOHN A. FRENCH, VICE PRESIDENT
(PRINTED NAME AND TITLE)

ADDRESS:

990 WEST 190TH STREET
TORRANCE, CALIFORNIA  90502